UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

NICHOLAS INVESTMENT PARTNERS

Nicholas Partners Small Cap Growth Fund

The Advisors’ Inner Circle Fund III

Investment Adviser:

NICHOLAS INVESTMENT PARTNERS, L.P.

Annual Report	September 30, 2022

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

TABLE OF CONTENTS

Shareholder Letter	1

Schedule of Investments	8

The Fund files its complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-833-810-7345; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

Fund Overview

Nicholas Partners Small Cap Growth Fund offers investors attractive capital appreciation and diversification opportunities within this less-widely-followed market segment. Small-cap companies typically demonstrate higher revenue and earnings growth potential than larger companies. US Small Cap capitalizes on a disciplined and forward-looking investment process to invest in successful, growing companies—those that manage change advantageously and are poised to exceed expectations.

Our specialist approach and active stock selection process are key elements differentiating Nicholas Partners Small Cap Growth Fund from passive strategies.

Fund Performance Recap

For the fiscal year-ending September 30, 2022, the Nicholas Partners Small Cap Growth Fund (the “Fund”) generated a return of -31.19%. This compares to -29.27% for the Fund’s benchmark, the Russell 2000 Growth Index, over the same reporting period.

As of September 30, 2022 (Net Performance)	YTD (1/1/2022 to 9/30/2022)	1 Year (10/1/2021 to 9/30/2022)	3 Year (10/1/2019 to 9/30/2022)	Since Inception (1/16/2019 to 9/30/2022)
Nicholas Partners Small Cap Growth (NPSGX – Institutional Shares)	-31.38%	-31.19%	13.23%	13.66%
Russell 2000 Growth (benchmark)	-29.28%	-29.27%	2.94%	4.22%

THE ADVISORS’ INNER CIRCLE FUND NICHOLAS PARTNERS SMALL CAP GROWTH FUND (Unaudited)

Fund inception date: 1/16/2019. The gross expense ratio of NPSGX is 1.13%. The net expense ratio is 0.99%. The adviser has contractually agreed to waive fees until January 31, 2023. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit our website at www.nicfunds.com or call 833-810-7345 for the current month-end performance figures.

Investment Environment

Over the 12-months ending September 30, 2022, US equity markets have been volatile and have retreated into bear market territory with periodic stylistic rotational headwinds. Macro factors have shaped market sentiment, notably: 1.) Russia’s invasion of the Ukraine and subsequent related sanctions which drove commodity prices sharply higher; 2.) Pockets of supply-chain bottlenecks impacted by China’s zero COVID policy; and 3) Tight US labor markets–all pushing inflation higher. U.S. inflation, as measured by the Core Consumer Price Index (CPI), topped at 9.00% year-over-year in June of 2022 with a recent print of 8.22% as of September 2022. In response, the Federal Reserve aggressively raised the Federal Funds rates by 3.00% and tapered its balance sheet–the Fed target rate stands at 3.25% at the end of 3Q22. Thus increasing the potential for a hard landing.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

As we have noted in our quarterly commentaries, the investment environment would likely remain complex and volatile until there is evidence of moderating inflation. We maintain our expectations that the economy will slow over the next 6-12 months with varying degrees of impact across sectors. Demand growth and employee costs is not slowing as aggressively as many have thought, however, the macro-induced factors will strain revenue and earnings growth visibility near-term.

We also believe the selling pressure in small cap has been indiscriminate. Many companies that are pursuing worthwhile endeavors are being ascribed very little value in our view and are trading side-by-side with low quality assets. In our view, investors have the potential to capitalize on this protracted dislocation with exposure to high quality smaller-cap companies that have identifiable, value-creating catalysts and idiosyncratic return drivers within the next 12-18 months. Small-cap growth equities have been quicker to discount a potential recession. That said, we would argue that a lot has been discounted. Barring some unforeseen external strain, we may be closer to bottom. When it turns, we expect it to move fast and small-cap stocks to be rewarded.

Performance Discussion

Given the FYE 9/2022 returns, it has clearly been a more challenging environment than expected. That said, relative performance continues to compare favorably to the Index across the 3 year and ITD time periods, with little erosion in the Fund’s outperformance.

For the current reporting period, consumer staples was the largest positive contributor to Fund returns, driven by strong stock selection. Energy holdings were the second largest positive contributors to Fund performance. With persistent inflation, consumer sentiment today is at historical lows and beginning to impact buying behavior. As such, we expect consumers to trade down going forward thus selectively increased our exposure to consumer staples with focus on high quality companies our research confirms are well positioned to benefit from consumer wallet share shifts.

Meanwhile healthcare, technology, industrials and consumer discretionary positions acted as the primary detractors during the period on an absolute basis, largely due to a continuation of selling pressure on long-duration assets.

In relative terms, stock selection and an overweight in Energy was the largest positive contributor vs the Russell 2000 Growth Index over the period, followed by communication services and consumer discretionary. Whereas industrials and financials positioned underperformed the benchmark the most.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

5 Largest Absolute Contributors & Detractors-FYE 9/30/22

Largest 5 Contributors	Largest 5 Detractors
Prometheus Biosciences	Kornit Digital Ltd.
Chesapeake Energy	Innovative Industrial Properties
Arena Pharmaceuticals	DigitalBridge Group, Inc
WillScot Mobile MIni	Bill.com Holdings
argenx SE ADR	Five9, Inc.

Source: FactSet, Nicholas Investment Partners. Specific securities identified do not represent all securities purchased, sold or recommended to advisory clients. It should not be assumed investments in these securities were or will be profitable. Gross return performance contribution and attribution is calculated in FactSet using end-of-day holdings and do not include the impacts of intraday transactions or fees for the Fund. Past performance is no guarantee future results.

Positioning

As noted previously, the impact of inflation and slowing growth will not be evenly distributed. Consistent with our investment process, we approach the current opportunity set with a quality lens; seeking to identify and invest in those companies we believe are best in class. In an environment where rising interest rates raise potential questions of sustainability of growth for some companies their relative attractiveness can change. Thus over the year, we increased our allocation to specialized companies within Consumer Staples (+9.7% increase), the Industrial vertical (+3%), and Healthcare (+3%); while decreasing exposure in Consumer Discretionary (-6.1%), Financials (-5.3%) and Real Estate (-5.0%).

In managing risk, we focus on sizing positions and themes appropriately. Exiting FYE 2022, the Fund is tilted toward those segments and companies which we believe are in a position to capitalize on sustainable demand while effectively managing costs. Notable inclusions in this category include Healthcare (biotech), Industrials and Technology (software). These sectors have experienced improved performance following the stabilization in yields in 3Q22, a trend we expect to continue going forward.

Regarding our largest sector weight, Healthcare (27.6%), the sector has experienced one of its largest and longest drawdowns in the last 20 years. Given this extreme dislocation in the sector, valuations have become undeniably compelling. More recently, we observed a notable improvement in positive price action on the back of favorable clinical readouts, a stark contrast to the negative clinical event statistics in 1H22 (see our 3Q22 commentary). This improvement, combined with an uptick in M&A is an important signal that stocks are beginning to respond more predictably, in our view. Furthermore, we note that the financing environment has proven more durable for those with compelling therapies and highlight several successful secondary financings and IPOs completed during the quarter. This is a positive for sector sentiment.

In technology, which accounts for ~16.1% of the Fund, we started the year underweight the segment relative to the Russell 2000 Growth Index. Following a considerable pull-back in

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

valuations, we have been selectively adding to our software positions where company-specific growth remains strong. The common characteristics among these companies are high margins and strong pricing power. We expect these business models to hold up well in a high inflation environment. Our semiconductor positions held up better than the benchmark in the prior quarter but the segment has come under pressure in anticipation of slowing GDP growth. Though these businesses have become more stable and less sensitive to GDP than in the past, we expect near-term performance to be choppy and have trimmed our position.

Beyond expressing sector tilts, we also anticipate making modifications to our weights across the various market capitalization segments. Positioning at the larger end served us well over the reporting period. Based on our view that small-cap growth is poised to outperform large cap stocks (due to historically low relative valuations), we intend to trim exposure up-cap in favor of those <$4.5Bn market cap.

We continue to evaluate stock performance with an eye on relative valuation as well as company-specific drivers. There are certainly companies whose share price is reflecting a pull-forward in demand and/or unrealistic growth expectations. However, there are others that are experiencing structural shifts in demand/user behavior that has the potential to dramatically improve their long-term prospects. We believe the economic backdrop is allowing these fast-moving, high-growth winners to take more market share at a quicker pace, while maintaining pricing.

Outlook

We maintain our view that macro risks (inflation, rising rates, and threat of a recession) will continue to dominate market sentiment and drive short bursts of style/factor rotation until we see a moderation of inflation (slowing of job/wage growth being a key factor) and clarity on terminal interest rates. We continue to monitor key risks, namely peak growth, peak inflation, and peak earnings concerns amid regional COVID-19 variant flare-ups which appear to weigh on risk sentiment. We are closely monitoring earnings to determine which companies have pricing power and who are equipped to mitigate input cost pressures and potential labor shortages.

Contemplating the small cap opportunity from a holistic, longer-term perspective, we observe that small cap now makes up less than 4% of US equity markets. The small-cap segment reached this level in March ‘20 and before that, the 1930’s. The point here is that may not take much to move the entire segment higher.

Further, relative to large cap, small cap valuations look more compelling, falling to the 90’s lows in the 17th percentile, according to Jefferies. Small-cap correlations vs. large-caps have also declined. Relatively lower correlations mean it is easier to find single names in small caps that generate alpha.

Historically, the risk: reward is favorably skewed at these level, with small cap demonstrating a high batting average of outperforming large-cap stocks when the 5-year relative performance of Small Cap vs Large Cap is in the bottom quintile, as noted in 3Q22 commentary.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

We continue to believe investors have the potential to capitalize on the protracted dislocation between small-caps versus large with exposure to high-quality smaller-cap companies that have identifiable, value-creating catalysts and idiosyncratic return drivers within the next 12-24 months. Barring some unforeseen external strain, we may be closer to the bottom. When it turns, we expect it to move fast and small-cap stocks to be rewarded. That said, we would argue that a lot has been discounted.

Overall, we remain confident that following our disciplined in our bottom-up investment approach while being mindful of the risk/reward tradeoffs in our active portfolio bets can yield favorable long-term risk-adjusted returns in the US Small Cap market over time. We know we can’t predict what will happen going forward, but we are growing more offensively minded and will attempt to capitalize on opportunities as they unfold. Patience, persistence and a long-term investment horizon are essential to help our clients reach their investment goals, in our view.

Thank you for your continued confidence and support in our firm.

Disclosure notes: Past performance is no guarantee future results. Current performance may be lower or higher than the performance presented. There are risks involved with investing, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. There is no assurance the fund’s investment objective will be achieved or maintained.

Nicholas does not guarantee the success of any investment product. There are risks associated with all investments and returns will vary over time due to many factors such as changing market conditions, liquidity, economic and other factors. The value of investments can go down as well as up, and a loss of principal may occur. Although Nicholas attempts to limit various risks, risk management does not imply low risk. All risk models are inherently limited and subject to changes in economic, political and market conditions, as well as changes in the strategies’ holdings, among other things, which could affect the risk profile of any portfolio managed by Nicholas. Small-and mid-cap companies may be subject to a higher-degree of risk than larger more established companies’ securities. The liquidity of the markets for these small and mid-cap companies may adversely affect the value of these investments. Concentrated or sector strategies are expected to maintain higher exposures to a limited number of securities or sectors which could increase the volatility, market, liquidity and other risks of the strategy.

Some information herein reflects general market commentary and the current opinions of the author which are subject to change without notice. It is provided for general informational purposes only and does not represent investment, legal, regulatory or tax advice and should not be construed as a recommendation of any security, strategy or investment product. There is no guarantee any opinion, forecast, or objective will be achieved in the future. The information, charts and reports contained herein are unaudited. Although some information contained herein was obtained from recognized and trusted sources believed to be reliable, its accuracy and completeness cannot be guaranteed. Unless otherwise noted, Nicholas is the source of illustrations. References to specific securities, issuers and market sectors are for illustrative purposes only. Nicholas does not undertake to keep the recipients of this report advised of future developments or of changes in any of the matters discussed in this report.

Gross performance contribution/attribution, characteristics and portfolio risk statistics information is calculated in FactSet using end-of-day holdings and does not include the impacts of intraday transactions for the representative portfolio. The information is presented to illustrate the drivers of performance and is not intended to match the actual returns of the representative portfolio or composite. The differences between the FactSet returns and the actual returns will vary due to various circumstances such as portfolio turnover and market volatility, among others. While Nicholas believes the information is representative of other accounts in the strategy, other accounts may differ from the representative account. Additional detailed return information (gross and net of fees) for the representative portfolio is available upon request. The representative portfolio was chosen based on non-performance criteria such as account size, cash flows and the level of account restrictions. Nicholas used third-party information in the preparation of the characteristics and/ or market environment charts. While Nicholas believes the third-party information was obtained from reliable sources, we cannot guarantee the accuracy, adequacy or completeness of the information obtained from these sources.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

Index returns are provided as a general indicator of the investment environment existing during the time periods shown and are provided for comparison purposes only. The returns for the index do not include any transaction costs, management fees or other costs. Investors may not make direct investments into any index. Investors should consider comparing the performance of any potential investment to other benchmarks and indices that are representative of their particular investment objectives, horizons and risk tolerances.

Specific securities identified do not represent all securities purchased, sold or recommended to advisory clients and represent the largest positions by portfolio weight. It should not be assumed that investments in these, or any other portfolio securities, were or will be profitable in the future. For a complete list of all securities held during the period or additional information related to this presentation please email info@nicpartners.com.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Index returns include the effect of dividends and income which are reinvested daily.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Consider the fund’s investment objective, risk, and charges and expenses. This and other information can be found in the fund’s prospectus, and if available, the summary prospectus, which may be obtained by visiting www.nicfunds.com or by calling 833-810-7345. Please read the prospectus, and if available the summary prospectus, carefully before investing.

The Funds is distributed by SEI Investment Distribution Company (SIDCO) 1 Freedom Valley Dr, Oaks PA 19456. SIDCO is not affiliated with Nicholas Investment Partners.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

Comparison of Change in the Value of a $100,000 Investment in the Nicholas Partners Small Cap Growth Fund, Institutional Shares versus the Russell 2000 Growth Index.

Average Annual Total Return For The Periods Ended September 30, 2022
	One Year	Three Year	Annualized Inception to Date*
Nicholas Partners Small Cap Growth Fund, Institutional Shares	-31.19%	13.23%	13.66%
Russell 2000 Growth Index	-29.27%	2.94%	4.22%

* The Fund commenced operations on January 16, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK** — 95.2%

	Shares	Value
Communication Services — 1.7%
Iridium Communications *	33,764	$1,498,109

Consumer Discretionary — 8.4%
Dick’s Sporting Goods	14,193	1,485,155
Funko, Cl A *	63,664	1,287,286
Stride *	15,611	656,130
Taylor Morrison Home, Cl A *	20,274	472,790
Topgolf Callaway Brands *	92,442	1,780,433
Wingstop	13,269	1,664,198

		7,345,992

Consumer Staples — 11.3%
BJ’s Wholesale Club Holdings *	39,252	2,857,938
Celsius Holdings *	23,461	2,127,443
Freshpet *	19,529	978,208
Grocery Outlet Holding *	24,354	810,745
MGP Ingredients	12,256	1,301,097
TreeHouse Foods *	42,749	1,813,413

		9,888,844

Energy — 5.9%
Chesapeake Energy	29,706	2,798,602
Enviva	13,236	794,954
Matador Resources	31,589	1,545,334

		5,138,890

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

COMMON STOCK** — continued

	Shares	Value
Financials — 1.9%
Wintrust Financial	20,624	$1,681,887

Health Care — 27.6%
Apellis Pharmaceuticals *	11,755	802,866
Argenx ADR *	4,834	1,706,644
Ascendis Pharma ADR *	4,557	470,556
Chinook Therapeutics *	44,527	875,401
Cutera *	17,716	807,850
Cytokinetics *	28,519	1,381,746
Day One Biopharmaceuticals *	40,153	804,265
DICE Therapeutics *	7,662	155,385
Establishment Labs Holdings *	22,380	1,222,172
Gossamer Bio *	19,228	230,351
Inari Medical *	15,584	1,132,022
Inspire Medical Systems *	4,525	802,599
Insulet *	3,778	866,673
Intra-Cellular Therapies *	24,402	1,135,425
Karuna Therapeutics *	5,710	1,284,350
Krystal Biotech *	18,445	1,285,616
Legend Biotech ADR *	18,303	746,762
Prestige Consumer Healthcare *	11,484	572,248
Prometheus Biosciences *	28,771	1,697,777
Relmada Therapeutics *	18,788	695,532
Repligen *	5,585	1,045,009
Shockwave Medical *	4,834	1,344,190
SpringWorks Therapeutics *	26,538	757,129
STAAR Surgical *	10,350	730,192
TransMedics Group *	17,682	738,047
Twist Bioscience *	19,649	692,431

		23,983,238

Industrials — 21.7%
Ameresco, Cl A *	19,201	1,276,482
CACI International, Cl A *	11,204	2,924,916
Casella Waste Systems, Cl A *	16,259	1,242,025
Chart Industries *	7,156	1,319,209
Clean Harbors *	7,738	851,025
Energy Recovery *	27,332	594,198
Heritage-Crystal Clean *	4,979	147,229
Kornit Digital *	31,729	844,309
Regal Rexnord	14,526	2,038,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

COMMON STOCK** — continued

	Shares	Value
Industrials — continued
Standex International	5,092	$415,762
Symbotic, Cl A *	28,395	326,542
TFI International	28,822	2,607,815
WillScot Mobile Mini Holdings, Cl A *	102,442	4,131,486

		18,719,867

Information Technology — 16.1%
Bill.com Holdings *	20,342	2,692,671
Descartes Systems Group *	15,967	1,014,383
DigitalOcean Holdings *	5,540	200,382
Elastic *	24,923	1,787,976
Five9 *	22,625	1,696,422
Lattice Semiconductor *	31,476	1,548,934
Monolithic Power Systems	4,780	1,737,052
Squarespace *	6,346	135,551
Switch, Cl A	14,291	481,464
Verra Mobility, Cl A *	164,137	2,522,786

		13,817,621

Materials — 0.6%
LSB Industries *	36,961	526,694

Total Common Stock
(Cost $73,884,545)		82,601,142

Total Investments - 95.2%
(Cost $73,884,545)		$82,601,142

Percentages are based on Net Assets of $86,788,338.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $73,884,545)	$82,601,142
Cash	4,221,242
Receivable for Investment Securities Sold	1,301,447
Dividend and Interest Receivable	20,508
Prepaid Expenses	10,034

Total Assets	88,154,373

Liabilities:
Payable for Investment Securities Purchased	1,259,480
Payable Due to Adviser	33,635
Payable Due to Administrator	10,965
Chief Compliance Officer Fees Payable	1,885
Shareholder Servicing	1,428
Trustees Fees Payable	94
Payable for Capital Shares Redeemed	14
Other Accrued Expenses	58,534

Total Liabilities	1,366,035

Net Assets	$86,788,338

Net Assets Consist of:
Paid-in Capital	$87,426,082
Total Distributable Loss	(637,744)

Net Assets	$86,788,338

Net Asset Value and Offering Price Per Share (unlimited authorization — no par value) Institutional Shares ($86,788,338 ÷ 7,477,706)*	$11.61

*	Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

STATEMENT OF OPERATIONS

Investment Income:
Dividend Income	$898,259
Interest Income	16,557
Less: Foreign Taxes Withheld	(6,705)

Total Investment Income	908,111

Expenses:
Investment Advisory Fees	774,227
Administration Fees	100,000
Trustees’ Fees	20,438
Shareholder Servicing Fees	10,475
Chief Compliance Officer Fees	7,860
Legal Fees	46,143
Transfer Agent Fees	41,196
Registration Fees	30,370
Printing Fees	27,500
Audit Fees	25,035
Custodian Fees	4,349
Insurance and Other Expenses	20,005

Total Expenses	1,107,598

Less:
Waiver of Investment Advisory Fees	(85,411)
Fees Paid Indirectly (Note 4)	(23)

Net Expenses	1,022,164

Net Investment Loss	(114,053)

Net Realized Loss on Investments	(9,077,937)
Net Change in Unrealized Depreciation on Investments	(28,957,231)

Net Realized and Unrealized Loss on Investments	(38,035,168)

Net Decrease in Net Assets Resulting from Operations	$(38,149,221)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net Investment Loss	$(114,053)	$(705,334)
Net Realized Gain (Loss) on Investments .	(9,077,937)	24,888,114
Net Change in Unrealized Appreciation (Depreciation) on Investments	(28,957,231)	11,667,358

Net Increase (Decrease) in Net Assets Resulting from Operations	(38,149,221)	35,850,138

Distributions:
Institutional Shares	(20,272,008)	(9,038,271)

Capital Share Transactions:
Institutional Shares:
Issued*	19,847,977	10,639,038
Reinvestment of Dividends and Distributions	20,272,008	9,038,271
Redeemed	(11,867,657)	(4,295,482)

Net Increase in Net Assets from Share Transactions	28,252,328	15,381,827

Total Increase (Decrease) in Net Assets	(30,168,901)	42,193,694

Net Assets:
Beginning of Year	116,957,239	74,763,545

End of Year	$86,788,338	$116,957,239

Shares Transactions:
Institutional Shares:
Issued*	1,360,983	576,989
Reinvestment of Dividends and Distributions	1,246,741	495,519
Redeemed	(803,584)	(222,054)

Net Increase in Shares Outstanding from Share Transactions	1,804,140	850,454

*	Includes In-Kind transfer of securities. (See Note 6 in Notes to Financial Statements.)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year/Period

Institutional Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$20.61	$15.50	$11.07	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)	(0.13)	(0.08)	(0.04)
Net Realized and Unrealized Gain (Loss)	(5.38)	7.02	4.90	1.11

Total from Operations	(5.40)	6.89	4.82	1.07

Dividends and Distributions:
Net Realized Gain	(3.60)	(1.78)	(0.39)	—

Total Dividends and Distributions	(3.60)	(1.78)	(0.39)	—

Net Asset Value, End of Year/ Period	$11.61	$20.61	$15.50	$11.07

Total Return†	(31.19)%	45.93%	44.60%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$86,788	$116,957	$74,764	$50,884
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.07%	1.03%	1.30%	1.47%**
Ratio of Net Investment Loss to Average Net Assets	(0.11)%	(0.66)%	(0.64)%	(0.52)%**
Portfolio Turnover Rate	134%	104%	107%	65%***

(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 16, 2019.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Nicholas Partners Small Cap Growth Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a diversified investment company and invests 80% of its net assets in securities of small capitalization companies. Nicholas Investment Partners, L.P. serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Class Shares. The Fund commenced operations on January 16, 2019. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Fund’s Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

There were no securities in the Fund valued in accordance with Fair Value Procedures as of September 30, 2022.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2022, the Fund did not incur any interest or penalties.

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from estimated amounts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and any net realized capital gains at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. Fees collected are retained by the Fund for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets. For the year ended September 30, 2022, the Fund did not retain any fees.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent, Shareholder Servicing and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended September 30, 2022, the Fund paid $100,000 for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended September 30, 2022, the fund earned credits of $23 which were used to offset transfer agent expenses. This amounts is labeled as “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.10% of average daily net assets of Institutional Servicing Shares of the Fund’s will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended September 30, 2022, the Fund paid $10,475 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets.

In addition, The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.99% of the Fund’s average daily net assets until January 31, 2023 (the “expense cap”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023. As of September 30, 2022, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $178,089, $45,703 and $85,411 expiring in 2023, 2024 and 2025, respectively.

6. Investment Transactions:

For the year ended September 30, 2022, the Fund made purchases of $139,123,382 and sales of $134,693,736 in investment securities, excluding long-term U.S. Government and short-term securities. For the year ended September 30, 2022, there were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

The Fund received contributions in-kind of investment securities of $1,473,771 and cash of $71,100 for a total of $1,544,871. The securities were exchanged at their current fair value on the date of the transaction.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs and reclass of distributions. There is no permanent difference in current year that would require a charge or credit to distributable earnings or paid in capital accounts.

The tax character of dividends and distributions paid during the period ended September 30, 2022 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$ 7,927,565	$ 12,344,443	$ 20,272,008

As of September 30, 2022, the components of Distributable Earnings on a tax basis were as follows:

Late-Year Loss Deferral	$(113,094)
Capital Loss Carryforwards	(612,520)
Post October Losses	(8,031,597)
Unrealized Appreciation	8,119,469
Other Temporary Differences	(2)

Total Distributable Earnings	$(637,744)

Qualified late year ordinary (including currency and specified gain/loss items) and Post-October capital losses represent losses realized from January 1, 2022 through September 30, 2022 and November 1, 2021 through September 30, 2022, respectively, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For taxable years beginning after December 22, 2010, a Registered Investment Company within the meaning of the 1940 Act (“RIC”) is permitted to carry forward

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$ 612,520	$ —	$ 612,520

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at September 30, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$74,481,673	$13,735,414	$(5,615,945)	$8,119,469

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Market Risk — The Fund invests in equity securities and is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small Capitalization Companies Risk — Small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Growth Style Risk — The Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk — The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that major international financial institutions, such as the International Monetary Fund or the World Bank, generally consider to be less economically mature than developed nations. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Management Risk — The risk that the Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may be required to pay tax on such capital gains.

9. Concentration of Shareholders:

At September 30, 2022, 97% of total shares outstanding were held by two affiliated shareholders owning 10% or greater of the aggregate total shares outstanding. The shareholders are comprised of omnibus accounts that are held on behalf of various shareholders.

10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2023 or it may be delayed until a later date (the “Closing Date”). In addition, there is an increasing potential that the Transaction may be cancelled altogether. Assuming the Transaction is consummated, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Nicholas Partners Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas Partners Small Cap Growth Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2022

We have served as the auditor of one or more investment companies in Nicholas Investment Partners, L.P. since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Nicholas Partners Small Cap Growth Fund — Institutional Shares
Actual Fund Return	$1,000.00	$789.30	0.99%	$4.44
Hypothetical 5% Return	1,000.00	1,020.11	0.99	5.01

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 17, 2021 to decide whether to renew the Agreement for an additional one-year term (the “December Meeting”). The December Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the December Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the December Meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the December Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

At the December Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3],[4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

person of the Trust as deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of September 30, 2022.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institu- tional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2022 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2022, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Foreign Investors Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
60.89%	39.11%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

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Nicholas Partners Small Cap Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-810-7345

www.nicfunds.com

Investment Adviser

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, CA 92067

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

NIC-AR-001-0400

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022					FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$57,000	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	None		None	None	$1,473

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022				FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$133,360		None	None	$48,940		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$6,650	(3)	None	None	$2,660	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2022			FYE September 30, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $57,000 and $91,473 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $6,650 and $2,660 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: December 9, 2022